                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  December 17, 1997
                                                       -------------------------



                       BOETTCHER PENSION INVESTORS LTD.
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            (Exact name of Registrant as specified in its charter)


          COLORADO                       0-13219                 84-0948497
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



         77 West Wacker Drive           Chicago, IL                   60601
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(Address of principal executive office)                             (Zip code)



Registrant's telephone number, including area code  (312) 574-6000
                                                    ----------------------------


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

As previously reported, on November 13, 1997, Boettcher Pension Investors, Ltd. (the "Partnership") held a special meeting of limited partners to consider a proposal to sell substantially all of the remaining assets of the Partnership, comprised of Parkway Village Shopping Center ("Parkway"), and to subsequently liquidate and dissolve the Partnership. The proposal was approved at the meeting by limited partners owning a majority in interest of limited partnership units. On December 17, 1997, the Managing General Partner of the Partnership agreed to extend the closing of the sale of Parkway until January 9, 1998. In consideration thereof, the buyer has deposited an additional $50,000 of earnest money with the Partnership which is nonrefundable should the transaction not close by January 9, 1998. There have been no other changes to the terms of the purchase agreement. The Partnership is currently working with the buyer to resolve some remaining title issues and fully anticipates closing the sale transaction by mid January 1998. Subsequent to closing the sale transaction, the Managing General Partner will proceed to liquidate the Partnership and make final distributions to Limited Partners.


Item 7. Financial Statements and Exhibits

        (a)  Financial Statements - Not applicable
        (b)  Pro forma financial information - Not applicable
        (c)  Exhibits

             20.1 Communication to Limited Partners of Boettcher Pension Investors, Ltd.

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                                   SIGNATURE
                                   ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BOETTCHER PENSION INVESTORS LTD.
                                --------------------------------
                                          (Registrant)

                                By:  Boettcher Affiliated Investors L.P.
                                     Managing General Partner

                                     By:   Boettcher Properties, Ltd.
                                           Managing General Partner

                                     By:   BPL Holdings, Inc.
                                           Managing General Partner

Dated: December 22, 1997                   By:  /s/ Thomas M. Mansheim
                                              ------------------------
                                              Treasurer of BPL Holdings,Inc.,
                                              Principal Financial and Accounting
                                              Officer of the Partnership

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

                                                                    EXHIBIT 20.1


December 18, 1997



To the Limited Partners of Boettcher Pension Investors, Ltd.


The Managing General Partner of Boettcher Pension Investors, Ltd (the "Partnership") would like to take this opportunity to update you on the progress of the sale of the Partnership's remaining real estate investment and subsequent liquidation and dissolution of the Partnership. As outlined in the Proxy Statement sent to you in early October of this year, the Partnership has entered into a purchase and sale agreement (the "Purchase Agreement") to sell Parkway Village Shopping Center ("Parkway"). At the Special Meeting of the Limited Partners of the Partnership, held on November 13, 1997, the transaction to sell Parkway was approved by limited partners owning a majority in interest of the limited partnership units.

Pursuant to the Purchase Agreement, the buyer of Parkway was obligated to close the transaction within thirty days of the approval of the sale of Parkway by the Limited Partners. As of December 17, 1997, the Managing General Partner of the Partnership has agreed to extend the closing of the sale of Parkway until January 9, 1998. In consideration thereof, the buyer has deposited an additional $50,000 of earnest money with the Partnership which is "non-refundable" should the transaction not close by January 9, 1998. There have been no other changes to the terms of the Purchase Agreement. The Partnership is currently working with the buyer to resolve some remaining title issues and fully anticipates closing the sale transaction by mid January 1998. Subsequent to closing the sale transaction, the Managing General Partner will proceed to liquidate the Partnership and make final distributions to Limited Partners.

We thank you for your patience in this matter.

Sincerely,

BPL Holdings, Inc., Managing General Partner of Boettcher Properties, Ltd., General Partner of Boettcher Affiliated Investors, L.P., Managing General Partner of the Partnership

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